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Yukon [LOGO]   BUSINESS CORPORATIONS ACT
Justice                 FORM 3


                           Certificate of Continuance




                            SOLUCORP INDUSTRIES LTD.




I hereby certify that the above-mentioned corporation was continued into Yukon, as set out in the attached Articles of Continuance, under section 190 of the Business Corporations Act.



[SEAL]
                                                        /s/ M. Richard Roberts
Corporate Access Number: 25807                          ------------------------
Date of Continuance: 1997-04-11                               M. Richard Roberts
                                                       Registrar of Corporations



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YUKON
JUSTICE
                           BUSINESS CORPORATIONS ACT
                                  (Section 22)
                                                                       Form 1-02

                                                            NOTICE OF ADDRESS OR
                                                     NOTICE OF CHANGE OF ADDRESS

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1.   Name of Corporation:

     SOLUCORP INDUSTRIES LTD.

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2.   Address of Registered Office:

     3081 Third Avenue
     Whitehorse, Yukon
     Y1A 4Z7

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3. Records Address:

     3081 Third Avenue
     Whitehorse, Yukon
     Y1A 4Z7

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4.   Post Office Box (address for service by mail):

     N/A

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5.   Date                  Signature                          Title

04 April 1997            /s/ illegible              Corporate Secretary/Director

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